                         AMENDMENT DATED MARCH 31, 2005
                                     TO THE
                  PARTICIPATION AGREEMENT DATED OCTOBER 1, 2000

Amendment to the Participation Agreement by and among AIM Variable Insurance Funds, a Delaware Trust ("AVIF"), AIM Distributors, Inc., ("AIM"), (collectively "the Fund"). The Travelers Life Insurance Company, The Travelers Life and Annuity Company, and Travelers Distribution LLC, (collectively, the "COMPANY") each on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto.

WHEREAS, each of the parties desires to expand the Accounts of the Company which invest in shares of the Fund and the number of Funds available to the Accounts, each of the parties hereby agrees to amend the Agreement by deleting in its entirety the current Schedule A and replacing with Schedule A dated March 31, 2005 attached hereto.

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to the Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim A. Coppedge             By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Robert H. Graham
Title Assistant Secretary               Title: President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim A. Coppedge             By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Gene L. Needles
Title Assistant Secretary               Title: President


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

                                        THE TRAVELERS LIFE INSURANCE
                                        COMPANY, on behalf of itself and its
                                        separate accounts


Attest:                                 By: /s/ Ernest J. Wright
        -----------------------------       ------------------------------------
Name:                                   Name: Ernest J. Wright
      -------------------------------   Title: Vice President & Secretary
Title:
       ------------------------------


                                        THE TRAVELERS LIFE AND ANNUITY
                                        COMPANY, on behalf of itself and its
                                        separate accounts


Attest:                                 By: /s/ Ernest J. Wright
        -----------------------------       ------------------------------------
Name:                                   Name: Ernest J. Wright
      -------------------------------   Title: Vice President & Secretary
Title:
       ------------------------------


                                        TRAVELERS DISTRIBUTION LLC


Attest:                                 By: /s/ Ernest J. Wright
        -----------------------------       ------------------------------------
Name:                                   Name: Ernest J. Wright
      -------------------------------   Title: Vice President & Secretary
Title:
       ------------------------------


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

                                   SCHEDULE A
                                  (MAY 1, 2003)

FUNDS AVAILABLE UNDER THE CONTRACTS

AIM VARIABLE INSURANCE FUNDS

AIM V.I. Balanced Fund - Series I shares
AIM V.I. Capital Appreciation Fund - Series I shares
AIM V.I. Capital Appreciation Fund - Series II shares
AIM V.I. Core Equity Fund - Series I shares
AIM V.I. Government Securities Fund - Series I shares
AIM V.I. Growth Fund - Series I shares
AIM V.I. International Growth Fund - Series I shares
AIM V.I. Mid Cap Core Equity Fund - Series II shares
AIM V.I. Premier Equity Fund - Series I shares
AIM V.I. Premier Equity Fund - Series II shares

SEPARATE ACCOUNTS UTILIZING THE FUNDS

Citicorp Life Variable Annuity Separate Account
First Citicorp Life Variable Annuity Separate Account
Separate Account QP for Variable Annuities
The Travelers Fund ABD for Variable Annuities
The Travelers Fund ABD II for Variable Annuities
The Travelers Fund BD for Variable Annuities
The Travelers Fund BD II for Variable Annuities
The Travelers Separate Account Five for Variable Annuities
The Travelers Separate Account Six for Variable Annuities
The Travelers Separate Account PP for Variable Life Insurance (unregistered) Travelers Separate Account PF for Variable Annuities
Travelers Separate Account PF II for Variable Annuities
The Travelers Separate Account Eleven for Variable Annuities
The Travelers Separate Account Twelve for Variable Annuities
TIC Separate Account Thirteen for Variable Annuities
TLAC Separate Account Fourteen for Variable Annuities
The Travelers Fund UL III for Variable Life Insurance
TIC Separate Account CPPVUL1


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

                                   SCHEDULE A
                                  (MAY 1, 2003)
                                   (CONTINUED)

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

CitiElite
CitiVariable
Gold Track
Gold Track Select
Travelers Access Annuity
Travelers Access Select
Travelers Marquis Portfolio
Travelers Portfolio Architect Annuity
Travelers Portfolio Architect Select Annuity
Travelers Prim Elite II
Travelers Private Placement Variable Universal Life
Travelers Retirement Account Annuity
Pioneer Annuistar
Pioneer Annuistar Plus


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